SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 15, 2003
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                            GlobespanVirata, Inc.
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              (Exact Name of Registrant as Specified in Charter)


      Delaware                       000-26401             75-2658218
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                                07701
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
                                                    --------------


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        (Former Name or Former Address, if Changed Since Last Report)

                                  INTRODUCTION

This Form 8-K/A is filed to include the Asset Purchase Agreement attached as
Exhibit 99.2 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    Exhibit
    No.               Description
    ---------         -----------

    99.2 Asset Purchase Agreement dated as of July 15, 2003 by and between Intersil Corporation and GlobespanVirata, Inc.*










--------------------
*Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as **. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBESPANVIRATA, INC.


                                          By: /s/ Michael Otner
                                              --------------------------------
                                          Name:  Michael Otner
                                          Title: General Counsel and Secretary

Date: July 25, 2003

                                EXHIBIT INDEX


      Exhibit
      No.         Description
      -------     -----------

      99.2 Asset Purchase Agreement dated as of July 15, 2003 by and between Intersil Corporation and GlobespanVirata, Inc.*










--------------------
*Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as **. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.